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                           #113167 v01
                     SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                       IDS MANAGED ALLOCATION FUND
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                H. Brewster Atwater, Jr.

    Affirmative         127,957,844.354          51.766%           98.033%
    Withhold              2,567,745.511           1.038%            1.967%

    TOTAL               130,525,589.865          52.804%          100.000%

                                Arne H. Carlson

    Affirmative         127,690,662.201          51.658%           97.828%
    Withhold              2,834,927.664           1.146%            2.172%

    TOTAL               130,525,589.865          52.804%          100.000%

                                Lynne V. Cheney

    Affirmative         127,856,433.627          51.725%           97.955%
    Withhold              2,669,156.238           1.079%            2.045%

    TOTAL               130,525,589.865          52.804%          100.000%

                                William H. Dudley

    Affirmative         127,962,807.310          51.768%           98.037%
    Withhold              2,562,782.555           1.036%            1.963%

    TOTAL               130,525,589.865          52.804%          100.000%

                                David R. Hubers

    Affirmative         127,992,936.483          51.780%           98.060%
    Withhold              2,532,653.382           1.024%            1.940%

    TOTAL               130,525,589.865          52.804%          100.000%

                                Heinz F. Hutter

    Affirmative         127,910,681.352          51.747%           97.997%
    Withhold              2,614,908.513           1.057%            2.003%

    TOTAL               130,525,589.865          52.804%          100.000%

                                Anne P. Jones

    Affirmative         127,903,957.825          51.744%           97.991%
    Withhold              2,621,632.040           1.060%            2.009%
    TOTAL               130,525,589.865          52.804%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                       IDS MANAGED ALLOCATION FUND
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative         127,869,216.608          51.730%           97.965%
    Withhold              2,656,373.257           1.074%            2.035%

    TOTAL               130,525,589.865          52.804%          100.000%

                                Alan K. Simpson

    Affirmative         127,805,209.351          51.704%           97.916%
    Withhold              2,720,380.514           1.100%            2.084%

    TOTAL               130,525,589.865          52.804%          100.000%

                                John R. Thomas

    Affirmative         127,980,392.608          51.775%           98.050%
    Withhold              2,545,197.257           1.029%            1.950%

    TOTAL               130,525,589.865          52.804%          100.000%

                                C. Angus Wurtele

    Affirmative         127,925,150.945          51.752%           98.008%
    Withhold              2,600,438.920           1.052%            1.992%

    TOTAL               130,525,589.865          52.804%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative         126,755,540.908          51.279%           97.112%
    Against               1,541,339.304            .624%            1.181%
    Abstain               2,228,709.653            .901%            1.707%

    TOTAL               130,525,589.865          52.804%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative         117,784,009.812          47.650%           90.238%
    Against              10,167,065.696           4.113%            7.790%
    Abstain               2,574,514.357           1.041%            1.972%

    TOTAL               130,525,589.865          52.804%          100.000%





                      SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                       IDS MANAGED ALLOCATION FUND
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    6. Changes to investment policies

            6.1 Prohibited conflict of interest

    Affirmative         119,576,577.627          48.375%           91.969%
    Against               5,566,729.964           2.252%            4.282%
    Abstain               4,874,864.274           1.972%            3.749%

    TOTAL               130,018,171.865          52.599%          100.000%

    Not Voting              507,418.000

            6.2 Senior securities

    Affirmative         119,561,396.021          48.369%           91.957%
    Against               5,503,634.284           2.226%            4.233%
    Abstain               4,953,141.560           2.004%            3.810%

    TOTAL               130,018,171.865          52.599%          100.000%

    Not Voting              507,418.000

    7. Approve a Subadvisory Agreement

    Affirmative         118,746,949.823          48.039%           90.976%
    Against               5,984,314.306           2.421%            4.585%
    Abstain               5,794,325.736           2.344%            4.439%

    TOTAL               130,525,589.865          52.804%          100.000%





                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                       IDS MANAGED ALLOCATION FUND
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       247,186,867.749

    VOTED SHARES       130,525,589.865

    PERCENT VOTED               52.804%
                                                            C48


                      SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                   IDS MANAGED ALLOCATION FUND CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          11,362,825.780          46.038%           90.450%
    Against                 764,032.017           3.096%            6.082%
    Abstain                 435,647.447           1.765%            3.468%

    TOTAL                12,562,505.244          50.899%          100.000%





                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                   IDS MANAGED ALLOCATION FUND CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        24,681,393.468

    VOTED SHARES        12,562,505.244

    PERCENT VOTED               50.899%
                                                            C48





                     SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                IDS MANAGED ALLOCATION FUND CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative         112,029,345.119          47.212%           88.784%
    Against               9,761,672.369           4.113%            7.736%
    Abstain               4,391,016.196           1.851%            3.480%

    TOTAL               126,182,033.684          53.176%          100.000%

    Not Voting              507,406.000





                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                IDS MANAGED ALLOCATION FUND CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       237,292,207.280

    VOTED SHARES       126,689,439.684

    PERCENT VOTED               53.390%
                                                           C48

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